May 2, 1997

                                                              Semi-Annual Report
                                                     Period Ended March 31, 1997

Dear Shareholder:

Universal Capital Growth Fund had a total return of 4.5% for the six month period ended March 31, 1997. The total return is the percentage change in the value of an investment in the fund, including the value of shares acquired through the reinvestment of the dividend of $1.79 per share which was paid on December 12, 1996.

The fund's investment performance results are summarized in the following tables:


                                    Table I
                             Total Returns Through
                                March 31, 1997

                         Period           Total Return
                         ------           ------------

                         Past Quarter        (.1%)

                         Past Six Months     4.5%

                         Past Year           4.7%


                                   Table II
                         Average Annual Total Returns
                            Through March 31, 1997

                                        Past      Past       Past      Life of
                                       1 year    3 years    5 years    Fund/(1)/
                                       ------    -------    -------    ---------

     Without Sales Charge               4.7%      18.3%      12.1%       13.3%

     With 1.5% Sales Charge             3.1%      17.7%      11.8%       13.1%
     (1) since inception on 1/22/91

The U.S. is well into its sixth year of economic expansion. Using traditional measures, both labor and capital resources in the U.S. are fully employed. Although we would seem to be in an advanced stage of the business cycle, there are relatively few signs that inflation has begun to accelerate. In spite of this, the Federal Reserve has recently moved in a preemptive fashion by raising the Federal Funds rate 25 basis points at the end of March, and indications are that investors might expect a further increase later this year. However, we continue to be blessed with a vigorous economy and do not see any imbalances which might derail the current economic expansion. As this is being written, excellent first quarter earnings are being reported by both large and small cap companies, with the market continuing to primarily reward those large cap multi-national companies in which your fund is invested.

Uncertainties about the future direction of the economy and worries about interest rates continue to produce an erratic stock market. However, stock prices ultimately follow earnings trends and, as we have noted, earnings continue to be strong.

Another consideration causes us to be very optimistic regarding the U.S. economy. Along with low inflation and low interest rates we are in a dynamic economic period unlike any we have ever seen. We see elements in our economy which are actually deflationary. Although traditional industries (such as autos and steel) are growing at only 1 to 2% per year, we have sectors of our economy, primarily high tech, which are providing explosive growth. Telecommunications, computers and other information-related industries accounted for a stunning 40% of the growth in the U.S. over the last two years. High tech has been growing at 15% a year. And the prices for many of those products and services, which are making people and companies more productive, are going down. The word processor we bought 12 years ago for $5,000 is now an antiquated relic replaced by a software program which produces far superior results and costs $150.

We feel that the combination of rapid but non-inflationary growth in high tech and moderate expansion everywhere else is a recipe for sustainable economic growth of 3 to 4% per year.

Thank you for your continued confidence.

Sincerely,



James A. Dreher
Chairman

                         UNIVERSAL CAPITAL GROWTH FUND
                           Portfolio of Investments
                                March 31, 1997
                                  (Unaudited)

                                   Number
                                 of Shares     Value
                                 ---------     -----

COMMON STOCKS-84.4%

AIRLINE MANUFACTURING-1.9%
Boeing                             2,000      197,250

AUTOMOTIVE/MOTORCYCLES
AND PARTS-2.9%
Borg Warner Auto Parts             2,600   $  110,825
Genuine Parts Co.                  4,000      186,500
                                           ----------
                                              297,325

BANKS-2.8%
Wells Fargo & Company              1,000      284,125

BIOTECHNOLOGY-2.5%
Amgen, Inc. (a)                    4,500      251,438

COMPUTERS-3.6%
Hewlett Packard Co.                1,600       85,200
IBM, Corp.                         2,000      274,750
                                           ----------
                                              359,950

COMPUTER PERIPHERAL
EQUIPMENT-2.4%
Cisco Systems Inc. (a)             4,000      192,500
US Robotics Corp.                  1,000       55,375
                                           ----------
                                              247,875

COMPUTER SOFTWARE-5.0%
Cognex Corp. (a)                   8,000      152,000
Microsoft Corp. (a)                4,000      366,750
                                           ----------
                                              518,750


CONSUMER PRODUCTS-10.1%
Kimberly Clark Corp.               2,000      198,750
Procter & Gamble Co.               2,000      230,000
Philip Morris Companies            4,000      456,500
Gillette                           2,000      145,250
                                           ----------
                                            1,030,500

DIVERSIFIED MANUFACTURING-0.9%
Thermo Electron Corp.              3,000       92,625

ELECTRICAL EQUIPMENT-0.9%
General Electric Co.               1,000       99,250

ELECTRONIC PRODUCTS
AND COMPONENTS-10.9%
Analog Devices (a)                 6,666      149,985
Annel Corp. (a)                    5,400      129,262
Intel Corp.                        6,000      834,750
                                           ----------
                                            1,113,997

ENERGY-1.3%
Mobil Corp.                        1,000      130,625

FINANCE AND
FINANCIAL SERVICES-10.3%
Franklin Resource                  2,000      102,000
MBIA Inc.                          1,500      143,812
Merrill Lynch                      5,000      429,375
Paine Webber Group, Inc.           5,000      141,250
Charles Schwab Corp.               7,200      229,500
                                           ----------
                                            1,045,937

FOOD-2.0%
Heinz H.J. Company                 5,000      197,500

HEALTH/PHARMACEUTICALS-14.9%
Abbott Laboratories                3,000      168,375
American Home Products Corp.       3,000      180,000
Johnson & Johnson                  5,000      264,375
Lilly Eli & Co.                    3,000      246,750
Merek & Co., Inc.                  3,600      303,300
Schering Plough Corp.              4,800      349,200
                                           ----------
                                            1,512,000

HEALTH/SUPPLIES-3.7%
McKesson                           2,000      128,000
Medtronic, Inc.                    4,000      249,000
                                           ----------
                                              377,000

INSURANCE-1.3%
Horace Mann Educ                   3,000      132,375

MISCELLANEOUS-0.5%
Oregon Metallurgic (a)             3,000       54,000

RAILROADS-1.5%
Burlington Northern Inc.           2,000      148,000

RETAIL-2.1%
Walgreen Co.                       5,000      209,375

TELECOMMUNICATIONS-2.8%
Tellabs, Inc. (a)                  8,000      289,000
                                           ----------

TOTAL COMMON STOCKS
(Cost: $7,196,848)                         $8,588,897

UNIVERSAL CAPITAL GROWTH FUND
Portfolio of Investments (continued)

                                        Value
                                        -----
REPURCHASE AGREEMENT-14.2%
UMB Bank, n.a., dated 3/31/97
due 4/3/97, 4.85%, collateralized
by U.S. Treasury Bills
(Cost: $1,450,000)                    1,450,000
                                    -----------
TOTAL INVESTMENTS-98.6%
(Cost: $8,646,848)                   10,038,897

CASH AND OTHER ASSETS,
LESS LIABILITIES-1.4%                   137,610
                                    -----------

NET ASSETS-100%                     $10,176,507
                                    ===========
NOTE TO PORTFOLIO OF INVESTMENTS
(a) Non-income producing security

                         UNIVERSAL CAPITAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
March 31, 1997
ASSETS
Common stocks, at value (cost $7,196,848).........................  $ 8,588,897
Repurchase agreements, at value (cost $1,450,000).................    1,450,000
Cash..............................................................      125,048
Receivable for fund shares sold...................................        7,057
Accrued dividends receivable......................................       13,454
Accrued interest receivable.......................................        4,019
Prepaid expenses..................................................        7,334
                                                                    -----------
 Total Assets.....................................................   10,195,809

LIABILITIES AND NET ASSETS
Payable to Advisor................................................        5,390
Payable to Distributor............................................        4,729
Accounts payable and accrued liabilities..........................        9,183
                                                                    -----------
 Total Liabilities................................................       19,302
                                                                    -----------

NET ASSETS APPLICABLE TO 733,249 SHARES
 OUTSTANDING, NO PAR VALUE........................................  $10,176,507
                                                                    ===========

ANALYSIS OF NET ASSETS
Paid in capital...................................................  $ 8,936,553
Accumulated net investment loss...................................       (9,514)
Accumulated net realized loss on investments......................     (142,581)
Net unrealized appreciation of investments........................    1,392,049
                                                                    -----------

NET ASSETS APPLICABLE TO SHARES
 OUTSTANDING......................................................  $10,176,507
                                                                    ===========
NET ASSET VALUE AND REDEMPTION PRICE
 PER SHARE
 ($10,176,507 divided by 733,249
 shares outstanding)..............................................  $     13.88
                                                                    ===========

MAXIMUM OFFERING PRICE PER SHARE
 (net asset value, plus 1.52% of net asset
 value or 1.50% of offering price)................................  $     14.09
                                                                    ===========

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                   Six Months          Year
                                                     Ended            ended
                                                 March 31, 1997   Sept. 30, 1996
                                                 ---------------  --------------
OPERATIONS:
 Net investment loss...........................  $     (9,514)    $   (68,812)
 Net realized gain/(loss) on investments.......       (89,902)      1,302,945
 Change in net unrealized appreciation.........       580,926        (499,880)
                                                 ------------     -----------
 Net increase in net assets from operations....       481,510         734,253

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investment transactions...    (1,185,180)     (1,269,948)

NET INCREASE/(DECREASE)
 FROM CAPITAL SHARE
 TRANSACTIONS..................................      (243,421)      3,510,647
                                                 ------------     -----------

TOTAL INCREASE/(DECREASE) IN NET ASSETS........      (947,091)      2,974,952

NET ASSETS:
Beginning of period............................    11,123,598       8,148,646
                                                 ------------     -----------
End of period..................................  $ 10,176,507     $11,123,598
                                                 ============     ===========

STATEMENT OF OPERATIONS
Six months ended March 31, 1997
INVESTMENT INCOME
 Dividends........................................................   $   52,511
 Interest.........................................................       48,255
                                                                     ----------
Total Investment Income...........................................      100,766

EXPENSES
 Investment advisory fee..........................................       53,420
 Distribution fees................................................       26,710
 Transfer agent fees..............................................        6,025
 Legal fees.......................................................        8,656
 Audit fees.......................................................        9,418
 Accounting fees..................................................        6,556
 Printing and postage.............................................        2,737
 Custodian fees...................................................        2,444
 Trustees fees....................................................        1,369
 Registration fees................................................        6,982
 Insurance........................................................          474
 Other............................................................          249
                                                                     ----------
  Total Expenses..................................................      125,040

  Less expense waiver and reimbursement...........................       14,760
                                                                     ----------
  Net Expenses Absorbed by Fund...................................      110,280
                                                                     ----------
NET INVESTMENT LOSS...............................................       (9,514)

REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS
 Net realized loss on investment transactions.....................      (89,902)
 Change in net unrealized appreciation
  of investments..................................................      580,926
                                                                     ----------
NET GAIN ON INVESTMENTS...........................................      491,024
                                                                     ----------
NET INCREASE IN NET ASSETS
 FROM OPERATIONS..................................................   $  481,510
                                                                     ==========

See accompanying notes to financial statements

                         UNIVERSAL CAPITAL GROWTH FUND
                         NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization. Universal Capital Investment Trust (the "Trust") is a Massachusetts business trust organized on October 18, 1990. The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. Universal Capital Growth Fund (the "Fund") is the only series of the Trust currently offered, and commenced selling shares of beneficial interest to the public on January 22, 1991 (commencement of operations).

Investment valuation. Investments are stated at value. Investments traded on a securities exchange or in the over-the-counter market are valued at the last current sale price as of the time of valuation or, lacking any current reported sale on that day, at the mean between the most recent bid and asked quotations. Investments for which quotations are not readily available and securities for which the valuation methods described above do not produce a value reflective of the fair value of the securities are valued at a fair value as determined in good faith by the board of trustees or a committee thereof.

Investment transactions and investment income. Investment transactions are recorded on the trade date (the day the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Federal income taxes and dividends to shareholders. It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income, as well as any net realized gain on sales of investments. Such provisions were complied with and therefore no provision for federal income taxes is required.

Distributions are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

Repurchase agreements. The Fund has a significant portion of its investments in repurchase agreements. All repurchase agreements are fully collateralized by U.S. Treasury securities. All collateral is held through the Fund's custodian bank and is monitored daily by the Fund to ensure that its market value exceeds the carrying value of the repurchase agreement.

2. Transactions with Affiliates

Pursuant to an investment advisory agreement with Integrated Financial Services, Inc. ("Advisor"), the Fund pays an investment advisory fee, accrued daily and paid monthly, at the annual rate of 1.0% of the first $250 million of the Fund's average daily net assets and .75% of the Fund's average daily net assets in excess of $250 million. During the six months ended March 31, 1997, the Fund incurred an investment advisory fee of $53,420.

The agreement provides for the waiver or reimbursement of expenses from the Advisor should the Fund's normal operating expenses exceed the most restrictive applicable state expense limitation. The Advisor also has agreed to limit the Fund's annual operating expenses to 2.0% of average daily net assets through December 31, 1996. During the six months ended March 31, 1997, the Advisor waived or reimbursed the Fund for expenses of $14,760.

While serving as Distributor, Dreher & Associates, Inc. ("Distributor") assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 whereby the Fund pays the Distributor an annual service fee of .25% and an annual sales compensation fee of .25%, both accrued daily and paid monthly and based on the Fund's average daily net assets. In return, the Distributor bears all expenses incurred in the distribution and promotion of the Fund's shares. During the six months ended March 31, 1997, the Fund incurred distribution fees of $26,710. The Distributor received commissions of $2,467 from sale of the Fund's shares during the six months ended March 31, 1997, of which $711 was paid to brokers affiliated with the Distributor and the remainder was paid to retail brokers.

Portfolio transactions for the Fund have been executed through the Distributor, consistent with the Fund's policy of obtaining best price and execution. During the six months ended March 31, 1997, the Fund paid brokerage commissions to the Distributor on purchases and sales of securities in the amount of $2,052. It is management's opinion that commission rates charged to the Fund by the Distributor are consistent with those charged to comparable unaffiliated customers in similar transactions.

Certain officers or trustees of the Fund are also officers of the Distributor and/or the Advisor. During the six months ended March 31, 1997, the Fund made no direct payments to its officers and incurred trustees' fees of $1,369 to its unaffiliated trustees.

3. Investments

Purchases and sales of investments, other than short-term obligations, were $1,689,675 and $1,781,039, respectively, for the six months ended March 31, 1997.

The cost basis of investments for federal income tax purposes at March 31, 1997 was $7,196,848. At March 31, 1997, on a tax basis, gross unrealized appreciation was $1,600,014, gross unrealized depreciation was $207,965 and net unrealized appreciation was $1,392,049.

4.  Capital Share Transactions

The following table summarizes the activity in capital shares of the Fund.

                                  Six months                    Year
                                    ended                      ended
                                March 31, 1997             Sept. 30, 1996
                                --------------             --------------
                             Shares       Amount       Shares        Amount
                             ------       ------       ------        ------
Shares sold                   19,709      $295,668     202,722     $3,008,775
Shares issued
on reinvestment
of distributions              82,863     1,150,143      90,601      1,268,410
Less shares redeemed        (111,441)   (1,689,232)    (51,688)      (766,538)
                            --------    ----------     -------     ----------
Net increase/(decrease)       (8,869)    ($243,421)    241,635     $3,510,647
                            ========    ==========     =======     ==========


Investment Advisor
Integrated Financial Services, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60181

Distributor
Dreher & Associates, Inc.
One Oakbrook Terrace, Suite 708
Oakbrook Terrace, Illinois 60108

Custodian
UMB Bank, n.a.
P.O. Box 419226
Kansas City, Missouri 64141

Transfer Agent
Jones & Babson
2440 Pershing Road
Kansas City, Missouri 64181

Counsel
Bell, Boyd & Lloyd
Chicago, Illinois


                             FINANCIAL HIGHLIGHTS

Per share income and capital changes (for a share outstanding throughout each period).

                                       Six months          Year                 Year                Year                Year
                                         ended             ended               ended               ended               ended
                                     March 31, 1997    Sept. 30, 1996      Sept. 30, 1995      Sept. 30, 1994      Sept. 30, 1993
                                     --------------  ------------------  ------------------  ------------------  ------------------
Net asset value, beginning of period    $ 14.99           $ 16.28             $ 12.47             $ 12.27             $ 11.38

Income form investment operations:
 Net investment income (loss)(a)           (.01)             (.10)               (.10)               (.13)               (.04)
 Net realized & unrealized gain on
  investments                               .69              1.14                4.54                 .96                1.39
                                           ----              ----                ----                ----                ----
Total from investment operations            .68              1.04                4.44                 .83                1.35

Less distribution to shareholders from:
 Net investment income                       --                --                  --                  --                 .11
 Realized gains on investments             1.79              2.33                 .63                 .63                 .35
                                           ----              ----                ----                ----                ----
Total distributions to shareholders        1.79              2.33                 .63                 .63                 .46

Net asset value, end of period          $ 13.88           $ 14.99             $ 16.28             $ 12.47             $ 12.27
                                        =======           =======             =======             =======             =======

Total return(b)                             4.7%              7.4%               37.9%                7.5%               12.2%

Ratio of net expenses to average net
 assets(a)                                  2.0%*             2.0%                2.0%                2.0%                2.0%
Ratio of net investment income (loss)
 to average net assets(a)                  (0.2)%*           (0.7)%              (0.8)%              (1.1)%              (0.4)%
Portfolio turnover rate                    20.7%            262.1%              157.6%              188.7%              186.3%
Average commission rate per share            .0219             .0208              N/A                 N/A                 N/A


Net assets, end of period (in 000's)    $ 10,176          $11,124             $ 8,149             $ 4,969             $ 4,892

(a) After reimbursement and waiver of expenses by the Advisor of .28%, .35%, .7%, 1.1%, and .9%, of average net assets for 1997, 1996, 1995, 1994, and 1993, respectively.

(b) Total return is not annualized and does not reflect the effect of any sales charges.

*Annualized

Note: Per share data for 1997, 1996, 1995, 1994 and 1993 was determined based on average shares outstanding.